Exhibit 10.6

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of May     , 2005 (as amended, restated or otherwise modified from time to time, this “Agreement”) made by Avanex Corporation, a Delaware corporation, with headquarters located at 40919 Encyclopedia Circle, Fremont, California 94538, (“AVNX”), and the undersigned subsidiaries of AVNX (each a “Subsidiary” and collectively the Subsidiaries, and together with AVNX, each a “Grantor” and, collectively, the “Grantors”) in favor of HBK Investments L.P., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the “Buyers” (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, AVNX and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (collectively, the “Buyers”) are parties to the Securities Purchase Agreement, pursuant to which AVNX shall be required to sell, and the Buyers shall purchase, the “Notes” (as defined therein), subject to the terms and conditions stated therein; and

WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that AVNX shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in substantially all personal property of AVNX to secure all of AVNX ‘s obligations under the Securities Purchase Agreement and the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”); and

WHEREAS, each Grantor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, such Grantor; and

WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that each of Subsidiaries (each a “Guarantor” and collectively, the “Guarantors”) shall have executed and delivered to the Collateral Agent the “Guaranty” (as defined therein) with respect to the obligations of AVNX under the Securities Purchase Agreement and the Notes (as amended, restated or otherwise modified from time to time, the “Guaranty”), and this Agreement providing for the grant to the Collateral Agent for the benefit of the Buyers of a security interest in substantially all personal property of each of Guarantors to secure its obligations under the Guaranty; and

WHEREAS, each of the Guarantors has determined that the execution, delivery and performance of this Agreement and the Guaranty directly benefits, and are in the best interest of AVNX; and

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, the Grantor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:

SECTION 1. Definitions.

(a) Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in Articles 8 or 9 of the Uniform Commercial Code (the “Code”) as in effect from time to time in the State of Delaware, and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of Delaware on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

(b) The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Cash Collateral Account” means the cash collateral account which may be established in accordance with Section 4(p) of the Securities Purchase Agreement.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” shall have the meaning set forth in the Notes.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2. Grant of Security Interest. As collateral security for all of the “Obligations” (as defined in Section 3 hereof), each Grantor hereby pledges and collaterally assigns and grants to the Collateral Agent for the benefit of the Buyers a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) the Commercial Tort Claims specified on Schedule VI hereto;

(d) all Deposit Accounts (including, without limitation, the Cash Collateral Account), all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Collateral Agent or Buyer or any affiliate, representative, agent or correspondent of the Collateral Agent or Buyer;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles (including, without limitation, all Payment Intangibles);

(i) all Goods;

(j) all Instruments (including, without limitation, Promissory Notes and each certificated Security);

(k) all Inventory;

(l) all Investment Property;

(m) all Copyrights, Patents and Trademarks, and all Licenses;

(n) all Letter-of-Credit Rights;

(o) all Supporting Obligations;

(p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything herein to the contrary, in no event shall the security interest granted under this Section 2 attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder, or in any Equipment or accessions, additions or improvements thereto, any replacement thereof or proceeds thereof, if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; or (b) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the total voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote. “Controlled Foreign Corporation” means a “controlled foreign corporation” as defined in the Internal Revenue Code of 1986, as amended.

SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”):

(a) (i) the payment by AVNX, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other “Transaction Documents” (as defined in the Securities Purchase Agreement), and (ii) the payment by each of the Guarantors, as and when payable of all “Guaranteed Obligations”

under (as defined in ) the Guaranty including, without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents; and

(b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Buyers under the Notes, for so long as the Notes are outstanding.

SECTION 4. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of such Grantor, and (ii) the organizational identification number of such Grantor or states that no such organizational identification number exists.

(b) There is no pending or written notice threatening any action, suit, proceeding or claim against such Grantor before any governmental authority or any arbitrator, or any order, judgment or award by any governmental authority or arbitrator, that would reasonably be expected to adversely affect the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c) All material Federal, state and local tax returns and other material reports required by applicable law to be filed by such Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon such Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d) All Equipment, Fixtures, Goods and Inventory of such Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of such Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that such Grantor will give the Collateral Agent not less than 30 days’ prior written notice of any change of the location of any such Collateral, other than to locations set forth on Schedule III and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon. Such Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by each Grantor and (ii) each Deposit Account,

Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and the type of such Account.

(e) Such Grantor has delivered to the Collateral Agent copies of each License described in Schedule II hereto (as filed with the Securities Exchange Commission (in such form, the “SEC Filed Forms”)) which represents all of the Licenses existing on the date of this Agreement. None of the material redacted from the SEC Filed Forms is information that would prevent the Collateral Agent from enforcing its security interest hereunder. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of such Grantor or any of its affiliates in respect thereof. Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditor’s rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law). No default under any material License by any such party has occurred and is continuing, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(f) Such Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all registered copyrights, issued patents, Trademarks, and material Licenses owned by such Grantor as of the date hereof. To the best knowledge of each Grantor, all material Intellectual Property of such Guarantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement. Such Grantor has no knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of such Grantor, such Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of such Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by such Grantor. Such Grantor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(g) Such Grantor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens on any Collateral other than the Cash Collateral Account. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of the Collateral Agent relating to this Agreement and such as relate to Permitted Liens.

(h) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on the Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties, except where such contravention will not have a Material Adverse Effect.

(i) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, or any other Person, is required for (i) the grant by such Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements, (B) with respect to the perfection of the security interest created hereby in the Intellectual Property, for the recording of the appropriate Grant of Security, substantially in the form of Exhibit A hereto, as applicable, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and other Collateral, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and other Collateral, (D) such notations, actions and filings as may be required with respect to motor vehicles under certificate of title statutes, and (E) with respect to Deposit Accounts, the entry by the Collateral Agent into a control agreement with the bank or financial institution holding such Deposit Account.

(j) This Agreement creates in favor of the Collateral Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Collateral Agent’s having possession or control of all Instruments and cash constituting Collateral from time to time, the recording of the appropriate Grant of Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements and the other filings and recordings, as applicable, described in Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Grant of Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, and taking actions with respect to Collateral under the applicable laws of foreign jurisdictions, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which such Grantor obtains rights after the date hereof, will be upon the Collateral Agent taking any further action as may be necessary to perfect its interests therein, perfected, first priority security interests, subject only to Permitted Liens.

(k) As of the date hereof, such Grantor has not filed with any court or arbitrator any Commercial Tort Claims, except for such claims described in Schedule VI.

(l) Each Guarantor is a wholly-owned Subsidiary of AVNX as of the date hereof.

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

(a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) delivering and pledging to the Collateral Agent hereunder each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by such Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Collateral Agent, which such written acknowledgement shall be in form and substance satisfactory to the Collateral Agent, (F) if at any time after the date hereof, such Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (G) upon the acquisition after the date hereof by such Grantor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Collateral Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Collateral Agent; and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory at the locations specified therefor in Section 4(g) hereof or, upon not less than thirty (30) days’ prior written notice to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the United States.

(c) Condition of Equipment. Each Grantor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of such Guarantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may reasonably request to such end. Such Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 to any Equipment.

(d) Taxes, Etc. Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e) Insurance.

(i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. Each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer. Such Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Such Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii) Reimbursement under any liability insurance maintained by a Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, and provided no Event of Default has occurred and is continuing, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(e) (i) not used within ninety days to pay for the repair or replacement of such Equipment or Inventory or (ii) in excess of an aggregate amount of $250,000 in any 12-month period shall, in both cases, be paid to the Collateral Agent and held as collateral for the Obligations. Upon making of the necessary repairs to or replacements of such Equipment or Inventory, such insurance proceeds shall be released by the Collateral Agent and forwarded to such Grantor as reimbursement for the costs of such repairs or replacements.

(iii) Upon the occurrence and during the continuance of an Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and (together with any insurance proceeds held as collateral pursuant to Section 5(e)(ii)) applied as specified in Section 7(b) hereof.

(f) Provisions Concerning the Accounts and the Licenses.

(i) Each Grantor will (A) give the Collateral Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or form of legal entity, (B) maintain its jurisdiction of incorporation as set forth in Section 4(a) hereto, (C) immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such Records and Chattel Paper. Notwithstanding anything to the contrary in this Section 5(f), no Grantor will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent (or its designated representative) is then prohibited by applicable law, rule or regulation or any agreement binding on such Grantor or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

(ii) Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, such Grantor may (and, at the Collateral Agent’s direction, will) take such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by a Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which such Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

(iii) Upon the occurrence and during the continuance of any breach or default under any material License by any party thereto other than a Grantor, the Grantor party thereto will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps as Grantor determines in its reasonable business judgment to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv) Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

(v) Each Grantor will exercise promptly and diligently, as determined by such Grantor in its reasonable business judgment, each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.

(g) Transfers and Other Liens.

(i) No Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except (A) Inventory in the ordinary course of business, (B) worn-out, surplus or obsolete assets not necessary to the business, (C) non-exclusive Licenses, leases and similar arrangements for the use of the property of Grantor granted in the ordinary course of business (including initiating a licensing program); (D) any Grantor may merge or consolidate with or into any other Grantor (so long as in any such merger or consolidation involving AVNX, AVNX is the surviving corporation) and provided that the Collateral Agent’s rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation; (E) transfers constituting payment of accounts payable and other operating expenses and similar payments in the ordinary course of business; (F) exploit, use, enjoy, protect, license, sublicense or take other similar actions with respect to the Intellectual Property in the ordinary course of its business; (G) the granting of Permitted Liens; and (H) payment of the purchase price under the Purchase and Sale Agreements by and between AVNX and 40915 Encyclopedia Circle LLC and 40949 Encyclopedia Circle LLC, respectively, (collectively, “ECL”) with respect to the purchase by AVNX of the “Property” as defined therein, copies of which have been provided to the Collateral Agent, any disposition of the Property in connection with a sale and leaseback transaction, or any cash payments made to ECL or third parties in connection with the renegotiation of the current Leases pertaining to the Property not to exceed an amount acceptable to the Collateral Agent; and (I) sales, assignments, transfers or other dispositions of Equipment and Inventory as deemed necessary or desirable by any Grantor in connection with the strategy of AVNX or any Grantor of using contract manufacturers for the manufacture of the products of AVNX or such Grantor; provided that such contract manufacturer execute and deliver to Agent a waiver and acknowledgment of security interest in form and substance satisfactory to Agent.

(ii) No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h) Intellectual Property.

(i) If applicable, each Grantor shall, upon the Collateral Agent’s written request, duly execute and delivered the applicable Grant of Security in the form attached hereto as Exhibit A. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain the material Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and such Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, such Grantor shall not have an obligation to use or to maintain any non-material Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the material Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any material Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent such Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property. Each Grantor shall furnish to the Collateral Agent from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon reasonable request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, such Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, such Grantor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii) In the event a Grantor shall, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof, it shall promptly give the Collateral Agent written notice thereof. Upon request of the Collateral Agent, each Grantor shall execute, authenticate and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full and the termination of each of the Transaction Documents.

(i) Deposit, Commodities and Securities Accounts. Upon the Collateral Agent’s written request (it being understood that such request shall be deemed to have already been made with respect to the Cash Collateral Account) each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Collateral Agent a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities,

Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, (iii) any right of set off, banker’s Lien or other similar Lien, security interest or encumbrance shall be fully subordinated to the Collateral Agent, subject to certain exceptions, and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written notice to the Collateral Agent, such Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto. The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Collateral Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor’s salaried employees.

(j) Motor Vehicles.

(i) Upon the Collateral Agent’s written request, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all motor vehicles owned by it with the Collateral Agent listed as lienholder, for the benefit of the Buyers.

(ii) Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the motor vehicles and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations (other than inchoate indemnity obligations) are indefeasibly paid in full in cash and after all Transaction Documents have been terminated.

(iii) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv) So long as no Event of Default shall have occurred and be continuing, upon the request of such Grantor, the Collateral Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Collateral Agent of a certificate from such Grantor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that such Grantor will receive as sale proceeds or insurance proceeds. Any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k) Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-105 – 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l) Inspection and Reporting. Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate, during business hours and upon reasonable prior notice in the absence of an Event of Default, and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from such Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of such Grantor. Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. Notwithstanding anything to the contrary in this Section 5(l), no Grantor will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent (or its designated representative) is then prohibited by applicable law, rule or regulation or any agreement binding on Grantor or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

(m) Future Subsidiaries. If any Grantor shall hereafter create or acquire any Subsidiary formed under the laws of the United States or a State thereof, simultaneously with the creation of acquisition of such Subsidiary, such Grantor shall cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, and to duly execute and deliver a guaranty of the Obligations in favor of the Collateral agent in form and substance substantially identical to the Guaranty, and to duly execute and/or deliver such opinions of counsel and other documents, in form and substance acceptable to the Collateral Agent, as the Collateral Agent shall reasonably request with respect thereto.

SECTION 6. Additional Provisions Concerning the Collateral.

(a) Each Grantor hereby (i) authorizes the Collateral Agent to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Buyers with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of such Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, such Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the indefeasible payment in full in cash of all of the Obligations (other than inchoate indemnity obligations), the Collateral Agent (subject to Section 10(e) hereof) shall release and reassign to such Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by such Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d) If a Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release such Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7. Remedies Upon Event of Default. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by such Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Buyers arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of such Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent, such Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time, upon 10 days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b) Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Buyers are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any of the applicable Transaction Documents for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d) Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that each Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8. Indemnity and Expenses.

(a) Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Collateral Agent and each of the Buyers, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses resulting solely and directly from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b) Each Grantor agrees, jointly and severally, to upon demand pay to the Collateral Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Collateral Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent), which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor at its address specified below and if to the Collateral Agent to it, at its address specified below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted (during normal business hours) and confirmation is received, otherwise, the day after the notice was transmitted if confirmation is received, or (c) if delivered, upon delivery.

SECTION 10. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by a Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent or any Buyer provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent or any Buyer under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations (other than inchoate indemnity obligations), and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Buyers hereunder, to the benefit of the Collateral Agent and the Buyers and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Collateral Agent and the Buyers may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Buyers herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Buyer shall mean the assignee of the Collateral Agent or such Buyer. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without the consent of the Collateral Agent shall be null and void.

(e) Upon the indefeasible payment in full in cash of the Obligations (other than inchoate indemnity obligations), (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon such Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(h) EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF,

UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(i) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(j) Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of such Grantor in any other jurisdiction.

(k) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

AVANEX CORPORATION

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle Fremont, California 94538

AVANEX U.S.A. CORPORATION

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle Fremont, California 94538

AVANEX INTERNATIONAL CORPORATION

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle Fremont, California 94538

LAMBDAFLEX, INC.

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle Fremont, California 94538

PEARL ACQUISITION CORP.

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle Fremont, California 94538

ACCEPTED BY:

HBK INVESTMENTS, L.P. as Collateral Agent

By:
Name:
Title:
Address:	300 Crescent Court, Suite 700 Dallas, Texas 75201

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR

JURISDICTION OF ORGANIZATION

Sched. I-1

SCHEDULE II

AVNX

INTELLECTUAL PROPERTY AND LICENSES

[SUBSIDIARIES]

INTELLECTUAL PROPERTY AND LICENSES

Sched. II-1

SCHEDULE III

LOCATIONS OF AVNX

LOCATION	Description of Location (State if Location
(i) contains Rolling Stock, other Equipment, Fixtures, Goods or Inventory,
(ii) is chief place of business and chief executive office, or
(iii) contains Records concerning Accounts and originals of Chattel Paper)

[LOCATIONS OF SUBSIDIARIES]

LOCATION	Description of Location (State if Location
(i) contains Rolling Stock, other Equipment, Fixtures, Goods or Inventory,
(ii) is chief place of business and chief executive office, or
(iii) contains Records concerning Accounts and originals of Chattel Paper)

Sched. III-1

SCHEDULE IV

PROMISSORY NOTES, SECURITIES, DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS

AND COMMODITIES ACCOUNTS

AVNX

Promissory Notes:

Securities and Other Instruments:

Name and Address of Institution Maintaining Account	Account Number	Type of Account

Sched. IV-1

[SUBSIDIARIES]

Promissory Notes

Securities and Other Instruments

Name and Address of Institution Maintaining Account	Account Number	Type of Account

Sched. IV-1

SCHEDULE V

AVNX

UCC-1 FINANCING STATEMENTS

[SUBSIDIARIES]

UCC-1 FINANCING STATEMENTS

Sched. V-1

SCHEDULE VI

AVNX

COMMERCIAL TORT CLAIMS

[SUBSIDIARIES]

COMMERCIAL TORT CLAIMS

Sched. VI-1

EXHIBIT A

GRANT OF SECURITY

[TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS,                                                                   (the “Grantor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Grantor has entered into a Security Agreement, dated as of May     , 2005 (as amended, restated or otherwise modified from time to time the “Security Agreement”), in favor of HBK Investments L.P., as collateral agent for certain purchasers (the “Collateral Agent”);

WHEREAS, pursuant to the Security Agreement, the Grantor has granted, subject to the limitations set forth in the Security Agreement, to the Collateral Agent for the benefit of the Buyers (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Grantor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the “Obligations” (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby pledge, and grants to the Collateral Agent for the benefit of the Buyers a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the Buyers observance of the Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Exh. A-1

IN WITNESS WHEREOF, the Assignor has caused this Grant of Security to be duly executed by its officer thereunto duly authorized as of                     , 20

[GRANTOR]

By:
Name:
Title:
	Address:	40919 Encyclopedia Circle
Fremont, California 94538

STATE OF __________
ss.:
COUNTY OF ________

On this      day of                     , 20    , before me personally came             , to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the                                      of             , a                                 , and that s/he executed the foregoing instrument in the firm name of                                                                      , and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

Exh. A-3

SCHEDULE 1A TO GRANT OF SECURITY

[Trademarks and Trademark Applications]

[Patent and Patent Applications]

[Copyright and Copyright Applications]

Owned by